Trading Account Profits And Losses [Text Block] (Tables)	12 Months Ended
Mar. 31, 2014
Net Trading Gains (Losses) [Table Text Block]

	2012	2013	2014
	(in millions)
Interest rate and other derivative contracts	¥77,698	¥(82,684)	¥(84,408)
Trading account securities, excluding derivatives	589,587	652,960	50,522

Trading account profits (losses)—net	667,285	570,276	(33,886)
Foreign exchange derivative contracts(1)	(94,853)	(94,223)	(52,737)

Net trading gains (losses)	¥572,432	¥476,053	¥(86,623)

Note:

(1)	Gains (losses) on foreign exchange derivative contracts are included in Foreign exchange gains (losses)—net in the accompanying consolidated statements of income. Foreign exchange gains (losses)—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains (losses) other than derivative contracts and foreign exchange gains (losses) related to the fair value option.